UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2010

KBS REAL ESTATE INVESTMENT TRUST II, INC.

(Exact name of registrant specified in its charter)

Maryland	000-53649	26-0658752
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

620 Newport Center Drive, Suite 1300

Newport Beach, California 92660

(Address of principal executive offices)

Registrant’s telephone number, including area code: (949) 417-6500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On September 15, 2010, KBS Real Estate Investment Trust II, Inc. (the “Company”) filed a Form 8-K dated September 15, 2010 with regard to the acquisition of a 40-story office building containing 627,334 rentable square feet located in Los Angeles, California (the “Union Bank Plaza”). The Company hereby amends the Form 8-K dated September 15, 2010 to provide the required financial information related to its acquisition of the Union Bank Plaza.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Real Estate Acquired

Union Bank Plaza

	Report of Independent Registered Public Accounting Firm	F-1

	Statements of Revenues Over Certain Operating Expenses for the Nine Months Ended September 30, 2010 (unaudited) and the Year Ended December 31, 2009	F-2

	Notes to Statements of Revenues Over Certain Operating Expenses for the Nine Months Ended September 30, 2010 (unaudited) and the Year Ended December 31, 2009	F-3

(b)	Pro Forma Financial Information

KBS Real Estate Investment Trust II, Inc.

	Summary of Unaudited Pro Forma Financial Statements	F-5

	Unaudited Pro Forma Statement of Operations for the Nine Months Ended September 30, 2010	F-6

	Unaudited Pro Forma Statement of Operations for the Year Ended December 31, 2009	F-8

1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBS REAL ESTATE INVESTMENT TRUST II, INC.

Dated: November 23, 2010	BY:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.
Chief Executive Officer

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of

KBS Real Estate Investment Trust II, Inc.

We have audited the accompanying statement of revenues over certain operating expenses of Union Bank Plaza for the year ended December 31, 2009. This statement is the responsibility of Union Bank Plaza’s management. Our responsibility is to express an opinion on the statement based on our audit.

We conducted our audit in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement. We were not engaged to perform an audit of Union Bank Plaza’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of Union Bank Plaza’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues over certain operating expenses, assessing the accounting principles used and significant estimates made by management, and evaluating the overall presentation of the statement of revenues over certain operating expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 2, and is not intended to be a complete presentation of Union Bank Plaza’s revenues and expenses.

In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses, as described in Note 2, of Union Bank Plaza for the year ended December 31, 2009, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Irvine, California

November 23, 2010

UNION BANK PLAZA

STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES

(in thousands)

	Nine Months Ended September 30, 2010	Year Ended December 31, 2009
	(unaudited)
Revenues:
Rental income	$15,634	$20,410
Parking income	2,882	3,503
Tenant reimbursements	1,555	2,493
Other income	248	336

Total revenues	20,319	26,742

Expenses:
Real estate taxes and insurance	1,842	2,717
Utilities	1,398	1,987
General and administrative	1,162	1,182
Cleaning	888	1,164
Salaries and wages	862	1,125
Repairs and maintenance	635	1,060
Property management fee to affiliate	379	527

Total expenses	7,166	9,762

Revenues over certain operating expenses	$13,153	$16,980

See accompanying notes.

UNION BANK PLAZA

NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES

For the Nine Months Ended September 30, 2010 (unaudited)

and the Year Ended December 31, 2009

1.	DESCRIPTION OF REAL ESTATE PROPERTY

On September 15, 2010, KBS Real Estate Investment Trust II, Inc. (“KBS REIT II”), through an indirect wholly owned subsidiary, acquired a 40-story office building containing 627,334 rentable square feet located in Los Angeles, California (the “Union Bank Plaza”) from Hines VAF UB Plaza, L.P. (the “Seller”), an affiliate of Hines Interests Limited Partnership. The Union Bank Plaza is located on approximately 3.7 acres of land. The purchase price of the Union Bank Plaza was $208.0 million plus closing costs.

KBS REIT II is a Maryland corporation formed to invest in and manage a diverse portfolio of real estate properties located throughout the United States and real estate-related investments.

2.	BASIS OF PRESENTATION

The accompanying statements of revenues over certain operating expenses have been prepared to comply with the rules and regulations of the Securities and Exchange Commission (“SEC”).

The Union Bank Plaza is not a legal entity and the accompanying statements of revenues over certain operating expenses are not representative of the actual operations for the periods presented, as certain revenues and expenses have been excluded that may not be comparable to the revenues and expenses KBS REIT II expects to incur in the future operations of the Union Bank Plaza. Excluded items include interest, depreciation and amortization, and general and administrative costs not directly comparable to the future operations of the Union Bank Plaza.

An audited statement of revenues over certain operating expenses is being presented for the most recent fiscal year available instead of the three most recent years based on the following factors: (i) the Union Bank Plaza was acquired from an unaffiliated party and (ii) based on due diligence of the Union Bank Plaza by KBS REIT II, management is not aware of any material factors relating to the Union Bank Plaza that would cause this financial information not to be indicative of future operating results.

Square footage, acreage, occupancy and other measures used to describe real estate included in these notes to the statements of revenues over certain operating expenses are presented on an unaudited basis.

3.	SIGNIFICANT ACCOUNTING POLICIES

Rental Revenues

Minimum rent, including rental abatements, lease incentives and contractual fixed increases attributable to operating leases, is recognized on a straight-line basis over the term of the related lease and amounts expected to be received in later years are recorded as deferred rent. The adjustment to record deferred rent increased rental revenue by $4.9 million and $3.5 million for the year ended December 31, 2009 and nine months ended September 30, 2010 (unaudited), respectively.

Use of Estimates

The preparation of financial statements, as described in Note 2 and in conformity with U.S. generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could materially differ from those estimates.

UNION BANK PLAZA

NOTES TO STATEMENTS OF REVENUES OVER CERTAIN OPERATING EXPENSES (CONTINUED)

For the Nine Months Ended September 30, 2010 (unaudited)

and the Year Ended December 31, 2009

4.	DESCRIPTION OF LEASING ARRANGEMENTS

As of December 31, 2009, the Union Bank Plaza was 95% leased by 38 tenants, including Union Bank, N.A., (“Union Bank”), which occupied 54% of the total rentable square feet. Union Bank is a commercial bank and is the primary subsidiary of UnionBanCal. For the year ended December 31, 2009, the Union Bank Plaza earned approximately 64% of its rental income from Union Bank. Union Bank has several leases which expire on December 13, 2013 (16,801 square feet), August 16, 2015 (1,361 square feet) and January 31, 2022 (344,578 square feet). With respect to the lease that expires on January 31, 2022, Union Bank has two options to extend the terms of this lease for three, four, five, six or seven years per option term, provided that the combined renewal option terms do not exceed 10 years. If Union Bank elects to exercise its extension options, it must extend the lease on (i) the entire office premise (317,509 square feet) or (ii) no less than 200,000 rentable square feet consisting of full floors only plus either the entire or none of both the retail and vault space. Union Bank has an ongoing option to terminate its lease with respect to one or two full floors between February 1, 2012 and July 31, 2017, subject to a termination fee. Union Bank also has one additional full-floor expansion option between December 1, 2012 and November 30, 2013. No other tenant leases represented more than 10% of rental income for the year ended December 31, 2009.

5.	FUTURE MINIMUM RENTAL COMMITMENTS

As of December 31, 2009, expected future minimum rental receipts due under operating leases for the years ending December 31 were as follows (in thousands):

2010	$16,132
2011	15,757
2012	18,051
2013	17,415
2014	16,485
Thereafter	114,948

$198,788

6.	COMMITMENTS AND CONTINGENCIES

Tenant Lease Termination Options

Certain tenants have lease termination options built into their leases, which are subject to termination fees. In the event that a tenant does exercise its option to terminate its lease early and the terminated space is not subsequently leased out, the total amount of future minimum rent received by the Union Bank Plaza will be reduced.

Environmental

The Union Bank Plaza is subject to various environmental laws of federal, state and local governments. Compliance with existing environmental laws is not expected to have a material adverse effect on the Union Bank Plaza’s financial condition and results of operations as of December 31, 2009.

7.	SUBSEQUENT EVENTS

KBS REIT II evaluates subsequent events up until the date the statements of revenues over certain operating expenses are issued. The accompanying statements of revenues over certain operating expenses were issued on November 23, 2010.

KBS REAL ESTATE INVESTMENT TRUST II, INC.

SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS

The following pro forma information should be read in conjunction with the consolidated balance sheets of KBS Real Estate Investment Trust II, Inc. (“KBS REIT II”) as of December 31, 2009 and September 30, 2010, the related consolidated statements of operations, stockholders’ equity, and cash flows for the year ended December 31, 2009 and for the three and nine months ended September 30, 2010, and the notes thereto. The consolidated financial statements of KBS REIT II as of and for the year ended December 31, 2009 and the consolidated financial statements as of and for the three and nine months ended September 30, 2010 have been included in KBS REIT II’s prior filings with the SEC. In addition, this pro forma information should be read in conjunction with the statements of revenues over certain operating expenses and the notes thereto of the Willow Oaks Corporate Center and the 300 N. LaSalle Building, which have been included in KBS REIT II’s prior filings with the SEC, and the statements of revenues over certain operating expenses and the notes thereto of the Union Bank Plaza, which are included herein.

The following unaudited pro forma statements of operations for the nine months ended September 30, 2010 and for the year ended December 31, 2009 have been prepared to give effect to the acquisitions of (i) the Willow Oaks Corporate Center acquired on August 26, 2009; (ii) the 300 N. LaSalle Building acquired on July 29, 2010, and (iii) the Union Bank Plaza acquired on September 15, 2010, as if the acquisitions occurred on January 1, 2009. These acquisitions are recorded in KBS REIT II’s historical balance sheet as of September 30, 2010, and therefore, an unaudited pro forma balance sheet as of September 30, 2010 is not presented.

These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisitions of the Willow Oaks Corporate Center, the 300 N. LaSalle Building and the Union Bank Plaza been consummated as of January 1, 2009. The audited statement of revenues over certain operating expenses of Willow Oaks Corporate Center has been previously filed on Form 8-K/A with the SEC on October 16, 2009 and the audited statement of revenues over certain operating expenses of the 300 N. LaSalle Building has been previously filed on Form 8-K/A with the SEC on September 27, 2010.

KBS REAL ESTATE INVESTMENT TRUST II, INC.

UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

For the Nine Months Ended September 30, 2010

(in thousands, except share and per share amounts)

		Pro Forma Adjustments
	KBS Real Estate Investment Trust II Historical (a)	Willow Oaks Corporate Center		300 N. LaSalle Building		Union Bank Plaza		Pro Forma Total
Revenues:
Rental income	$69,673	$(252)	(b)	$22,026	(b)	$15,307	(b)	$106,754
Tenant reimbursements	10,845	-		7,133	(c)	1,555	(c)	19,533
Interest income from real estate loans receivable	20,088	-		-		-		20,088
Other operating income	1,466	-		577	(d)	3,130	(d)	5,173

Total revenues	102,072	(252)		29,736		19,992		151,548

Expenses:
Operating, maintenance and management	17,835	-		10,706	(e)	5,325	(e)	33,866
Real estate taxes and insurance	7,643	-		479	(f)	1,842	(f)	9,964
Asset management fees to affiliate	6,184	-		2,861	(g)	1,111	(g)	10,156
Real estate acquisition fees and expenses	15,157	-		(10,202)	(h)	(1,802)	(h)	3,153
General and administrative expenses	3,122	-		(247)	(i)	-		2,875
Depreciation and amortization	40,465	(180)	(j)	9,628	(j)	5,735	(j)	55,648
Interest expense	10,310	-		8,610	(k)	2,715	(l)	21,635

Total expenses	100,716	(180)		21,835		14,926		137,297

Other income:
Other interest income	239	-		-		-		239

Net income (loss)	$1,595	$(72)		$7,901		$5,066		$14,490

Net income per common share, basic and diluted	$0.01							$0.10

Weighted-average number of common shares outstanding, basic and diluted	115,611,704							151,775,026

KBS REAL ESTATE INVESTMENT TRUST II, INC.

NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

For the Nine Months September 30, 2010

(a)	Historical financial information derived from KBS REIT II’s Quarterly Report on Form 10-Q for the nine months ended September 30, 2010.

(b)	Represents base rental income (not reflected in the historical statement of operations of KBS REIT II), including amortization of above-market lease assets and below-market lease liabilities, for the nine months ended September 30, 2010. Base rent is recognized on a straight-line basis beginning on the pro forma acquisition date of January 1, 2009. Above-market lease assets and below-market lease liabilities are amortized over the remaining non-cancelable terms of the respective lease, including any below-market renewal periods.

(c)	Represents operating cost reimbursements from tenants (not reflected in the historical statement of operations of KBS REIT II) for the nine months ended September 30, 2010, based on historical operations of the previous owners.

(d)	Represents other operating income from tenants (not reflected in the historical statement of operations of KBS REIT II) for the nine months ended September 30, 2010, based on historical operations of the previous owners.

(e)	Represents operating expenses (not reflected in the historical statement of operations of KBS REIT II) for the nine months ended September 30, 2010, based on historical operations of the previous owners.

(f)	Represents real estate taxes and insurance expense incurred by the respective properties (not reflected in the historical statement of operations of KBS REIT II) for the nine months ended September 30, 2010 based on management’s estimates.

(g)	Represents asset management fees (not reflected in the historical statement of operations of KBS REIT II) for the nine months ended September 30, 2010 that would be due to affiliates of KBS REIT II had the assets been acquired on January 1, 2009. With respect to investments in real property, the asset management fee is a monthly fee equal to one-twelfth of 0.75% of the amount paid to acquire the investment, inclusive of acquisition fees and expenses related thereto and the amount of any debt associated with or used to acquire such investment.

(h)	Represents adjustments to eliminate real estate acquisition fees and expenses incurred during the nine months ended September 30, 2010 for properties presented on a pro forma basis. Acquisition fees and expenses are recorded in the unaudited pro forma statement of operations for the year ended December 31, 2009, based on the pro forma acquisition date of January 1, 2009.

(i)	Represents the amortization of an acquisition contingency related to a lease with the seller for the nine months ended September 30, 2010.

(j)	Represents depreciation expense (not reflected in the historical statement of operations of KBS REIT II) for the nine months ended September 30, 2010. Depreciation expense on the purchase price of the building is recognized using the straight-line method and a 39-year life. Depreciation expense on the purchase price of the tenant improvements is recognized using the straight-line method over the life of the lease. Amortization expense on lease intangible costs is recognized using the straight-line method over the life of the lease.

(k)	Represents loan fee amortization and interest expense incurred on a mortgage loan secured by the 300 N. LaSalle Building, which bears interest at a fixed rate of 4.25% per annum, maturing August 1, 2015.

(l)	Represents loan fee amortization and interest expense incurred on a mortgage loan secured by the Union Bank Plaza, which bears interest at a swapped fixed rate of 3.445% per annum, maturing September 15, 2015.

KBS REAL ESTATE INVESTMENT TRUST II, INC.

UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

For the Year Ended December 31, 2009

(in thousands, except share and per share amounts)

		Pro Forma Adjustments
	KBS Real Estate Investment Trust II Historical (a)	Willow Oaks Corporate Center		300 N. LaSalle Building		Union Bank Plaza		Pro Forma Total
Revenues:
Rental income	$49,548	$10,101	(b)	$25,588	(b)	$21,183	(b)	$106,420
Tenant reimbursements	8,762	559	(c)	1,756	(c)	2,493	(c)	13,570
Interest income from real estate loans receivable	16,885	-		-		-		16,885
Interest income from real estate securities	128	-		-		-		128
Other operating income	64	228	(d)	721	(d)	3,840	(d)	4,853

Total revenues	75,387	10,888		28,065		27,516		141,856

Expenses:
Operating, maintenance and management	12,265	2,654	(e)	7,251	(e)	7,045	(e)	29,215
Real estate taxes and insurance	4,515	954	(f)	3,146	(f)	2,717	(f)	11,332
Asset management fees to affiliate	4,482	554	(g)	4,967	(g)	1,573	(g)	11,576
Real estate acquisition fees and expenses	1,524	-		10,202	(h)	1,802	(h)	13,528
General and administrative expenses	2,678	-		(536)	(i)	-		2,142
Depreciation and amortization	28,105	3,865	(j)	15,962	(j)	7,886	(j)	55,818
Interest expense	10,164	-		14,982	(k)	3,848	(l)	28,994

Total expenses	63,733	8,027		55,974		24,871		152,605

Other income:
Other interest income	646	-		-		-		646
Gain on sale of real estate securities	119	-		-		-		119

Total other income	765	-		-		-		765

Net income (loss)	$12,419	$2,861		$(27,909)		$2,645		$(9,984)

Net income per common share, basic and diluted	$0.20							$(0.09)

Weighted-average number of common shares outstanding, basic and diluted	63,494,969							116,199,890

KBS REAL ESTATE INVESTMENT TRUST II, INC.

NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS

For the Year Ended December 31, 2009

(a)	Historical financial information derived from KBS REIT II’s Annual Report on Form 10-K for the year ended December 31, 2009.

(b)	Represents base rental income (not reflected in the historical statement of operations of KBS REIT II), including amortization of above-market lease assets and below-market lease liabilities, for the year ended December 31, 2009. Base rent is recognized on a straight-line basis beginning on the pro forma acquisition date of January 1, 2009. Above-market lease assets and below-market lease liabilities are amortized over the remaining non-cancelable terms of the respective lease, including any below-market renewal periods.

(c)	Represents operating cost reimbursements from tenants (not reflected in the historical statement of operations of KBS REIT II) for the year ended December 31, 2009, based on historical operations of the previous owners.

(d)	Represents other operating income from tenants (not reflected in the historical statement of operations of KBS REIT II) for the year ended December 31, 2009, based on historical operations of the previous owners.

(e)	Represents operating expenses (not reflected in the historical statement of operations of KBS REIT II) for the year ended December 31, 2009, based on historical operations of the previous owners.

(f)	Represents real estate taxes and insurance expense incurred by the respective properties (not reflected in the historical statement of operations of KBS REIT II) for the year ended December 31, 2009 based on historical operations of the previous owners.

(g)	Represents asset management fees (not reflected in the historical statement of operations of KBS REIT II) for the year ended December 31, 2009 that would be due to affiliates of KBS REIT II had the assets been acquired on January 1, 2009. With respect to investments in real property, the asset management fee is a monthly fee equal to one-twelfth of 0.75% of the amount paid to acquire the investment, inclusive of acquisition fees and expenses related thereto and the amount of any debt associated with or used to acquire such investment.

(h)	Represents acquisition fees and expenses (not reflected in the historical statement of operations of KBS REIT II) for the year ended December 31, 2009, based on the pro forma acquisition date of January 1, 2009.

(i)	Represents the amortization of an acquisition contingency related to a lease with the seller for the year ended December 31, 2009.

(j)	Represents depreciation expense (not reflected in the historical statement of operations of KBS REIT II) for the year ended December 31, 2009. Depreciation expense on the purchase price of the building is recognized using the straight-line method and a 39-year life. Depreciation expense on the purchase price of the tenant improvements is recognized using the straight-line method over the life of the lease. Amortization expense on lease intangible costs is recognized using the straight-line method over the life of the lease.

(k)	Represents loan fee amortization and interest expense incurred on a mortgage loan secured by the 300 N. LaSalle Building, which bears interest at a fixed rate of 4.25% per annum, maturing August 1, 2015.

(l)	Represents loan fee amortization and interest expense incurred on a mortgage loan secured by the Union Bank Plaza, which bears interest at a swapped fixed rate of 3.445% per annum, maturing September 15, 2015.